united states
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 8, 2006

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of principal executive offices)

(441) 296-6395
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This amendment to the Current Report on Form 8-K originally dated November 8, 2006, is being filed in order to include the historical financial statements of the communications and applications processor business, also referred to as the Hand Held Products Group of Intel Corporation (the “Business”).

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired

Historically, audited financial statements required by Rule 3-05 of Regulation S-X for the Business were not prepared by Intel because the Business was not managed as a stand-alone business. As such, it is impracticable to prepare full GAAP financial statements for the Business. Pursuant to a letter dated July 7, 2006 from the Commission, the Commission stated that it would not object to the Company filing audited annual and unaudited interim statements of assets acquired and liabilities assumed of the Business and statements of revenues and direct expenses of the Business, in satisfaction of Rule 3-05 of Regulation S-X.

The following financial statements of the Business are included in this report attached hereto as Exhibit 99.1 and included herein:

Audited statements of assets to be acquired and liabilities to be assumed as of December 31, 2005 and December 25, 2004 and statements of net revenues and direct expenses for the years ended December 31, 2005, December 25, 2004 and December 27, 2003.

Unaudited statements of assets to be acquired and liabilities to be assumed as of July 1, 2006 and statements of net revenues and direct expenses for the six months ended July 1, 2006 and July 2, 2005.

(b)                                  Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed financial information is being filed herewith as Exhibit 99.2:

Unaudited Pro Forma Condensed Combined Balance Sheet as of July 29, 2006.

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 29, 2006 and year ended January 29, 2006.

 (d)                               Exhibits

2.1*	Asset Purchase Agreement dated as of June 26, 2006, by and between Intel Corporation and Marvell Technology Group Ltd.

23.1	Consent of Independent Auditors

99.1

Audited statements of assets to be acquired and liabilities to be assumed as of December 31, 2005 and December 25, 2004 and statements of net revenues and direct expenses for the years ended December 31, 2005, December 25, 2004 and December 27, 2003 for the Business.  Unaudited statements of assets to be acquired and liabilities to be assumed as of July 1, 2006 and statements of net revenues and direct expenses for the six months ended July 1, 2006 and July 2, 2005.

99.2	Unaudited pro forma financial information as of and for the six months ended July 29, 2006, and for the year ended January 29, 2006.

*              Filed previously

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2007

MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ Mike Tate

Vice President, Corporate Controller and Treasurer and Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Asset Purchase Agreement dated as of June 26, 2006, by and between Intel Corporation and Marvell Technology Group Ltd.

23.1	Consent of Independent Auditors

99.1

Audited statements of assets to be acquired and liabilities to be assumed as of December 31, 2005 and December 25, 2004 and statements of net revenues and direct expenses for the years ended December 31, 2005, December 25, 2004 and December 27, 2003 for the Business.  Unaudited statements of assets to be acquired and liabilities to be assumed as of July 1, 2006 and statements of net revenues and direct expenses for the six months ended July 1, 2006 and July 2, 2005.

99.2	Unaudited pro forma financial information as of and for the six months ended July 29, 2006, and for the year ended January 29, 2006

*              Filed previously